UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT PURSUANT

TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report

November 16, 2004

(Date of earliest event reported)

Commission File Number	Registrant	State of Incorporation	IRS Employer Identification Number
1-7810	Energen Corporation	Alabama	63-0757759

605 Richard Arrington Boulevard North Birmingham, Alabama	35203
(Address of Principal Executive Offices)	(Zip Code)

(205) 326-2700

(Registrant’s Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On November 16, 2004, Energen Corporation entered into an underwriting agreement (the “Underwriting Agreement”) with Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “underwriter”), whereby Energen Corporation agreed to sell and the underwriter agreed to purchase from Energen Corporation, subject to and upon the terms and conditions set forth in the Underwriting Agreement, $100,000,000 aggregate principal amount of its floating rate senior notes due 2007 (the “Notes”). The Notes are issuable pursuant to an indenture dated as of September 1, 1996 between Energen Corporation and The Bank of New York, as trustee (the “Indenture”). The Underwriting Agreement contains customary representations, warranties and agreements of Energen Corporation and customary conditions to closing, indemnification rights and obligations of the parties and termination provisions.

A copy of the Underwriting Agreement is attached hereto as Exhibit 1.1 and is incorporated by reference. The foregoing summary does not purport to be complete and is qualified in its entirety by reference to the Underwriting Agreement.

The Notes will be represented by a global security. A form of the global security is attached hereto as Exhibit 4.1. A copy of the Officers’ Certificate pursuant to Section 301 of the Indenture is attached hereto as Exhibit 4.2 and is incorporated by reference.

Item 7.01 Regulation FD Disclosure.

On November 19, 2004, Energen Corporation formally established the series of Notes under an Officers’ Certificate pursuant to Section 301 of the Indenture. The closing of the offering of the Notes took place on November 19, 2004. Energen Corporation had previously filed a Registration Statement on Form S-3, registration number 333-119926, with the Securities and Exchange Commission (the “Registration Statement”), and filed a final prospectus supplement pursuant to Rule 424(b)(5) of the Securities Act of 1933, as amended, on November 18, 2004 which specified the terms of the Notes.

Item 9.01 Financial Statements and Exhibits.

1.1	Underwriting Agreement dated November 16, 2004, between Energen Corporation as issuer and Merrill Lynch, Pierce, Fenner & Smith Incorporated as underwriter.

4.1	Form of Global Note for the Floating Rate Senior Notes due 2007.

4.2	Officers’ Certificate pursuant to Section 301 of the Indenture.

5.1	Opinion of Bradley Arant Rose & White LLP

23.1	Consent of Bradley Arant Rose & White LLP (included in Exhibit 5.1)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

ENERGEN CORPORATION
(Registrant)

Date: November 19, 2004	By	/s/ G. C. Ketcham
G. C. Ketcham
Executive Vice President, Chief Financial Officer and Treasurer of Energen Corporation

EXHIBIT INDEX

1.1	Underwriting Agreement dated November 16, 2004, between Energen Corporation as issuer and Merrill Lynch, Pierce, Fenner & Smith Incorporated as underwriter.

4.1	Form of Global Note for the Floating Rate Senior Notes due 2007.

4.2	Officers’ Certificate pursuant to Section 301 of the Indenture.

5.1	Opinion of Bradley Arant Rose & White LLP